UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 2009

                             HOMETOWN BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

         United States                   000-52674            02-0783010
         -------------                   ---------            ----------
(State or other jurisdiction of         (Commission          (IRS Employer
 incorporation or organization)         File Number)       Identification No.)


12 Main Street, Walden, New York                                   12586
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(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (845) 778-2171
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events
            ------------

     On April 16, 2009, the Board of Directors of Hometown Bancorp, Inc. (the "Company") declared a cash dividend on the Company's common stock of $0.02 per share. The dividend will be payable to stockholders of record as of May 1, 2009 and is expected to be paid on May 15, 2009.

     A copy of the press  release  dated  April 20,  2009 is attached as Exhibit
99.1 to this report.

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------
(d)      Exhibits

         Number            Description
         ------            -----------

         99.1              Press Release dated April 20, 2009

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HOMETOWN BANCORP, INC.
                                           ----------------------
                                           (Registrant)



Date: April 20, 2009                   By: /s/ Thomas F. Gibney
                                           --------------------------------
                                           Thomas F. Gibney
                                           President and Chief Executive Officer